                                                                    EXHIBIT 99.1

                                                                (JP MORGAN LOGO)

JPMorgan Chase Bank, National Association
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                            July 29, 2005
To: CSK AUTO CORPORATION
645 E. Missouri Ave., Suite 400
Phoenix, Arizona 85012
Attention: Chief Financial Officer
Telephone No.:       602-631-7224
Facsimile No.:       602-234-1062


Re: Warrants

           The purpose of this letter agreement is to confirm the terms and conditions of the Warrants issued by CSK AUTO CORPORATION, a Delaware corporation (the "COMPANY"), to JPMorgan Chase Bank, National Association, London Branch ("JPMORGAN") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.

           The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Transaction shall be deemed to be a Share Option Transaction within the meaning set forth in the Equity Definitions.

           Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Company as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the "AGREEMENT") as if JPMorgan and the Company had executed an agreement in such form (but without any Schedule except for (i) the election of the laws of the State of New York as the governing law, (ii) with respect to the Company, the inclusion of CSK Auto, Inc., an Arizona corporation (the "SUBSIDIARY"), and any other existing or future subsidiaries (direct or indirect) of the Company as a "Specified Entities" and any transaction of the Specified Entities in excess, individually or in aggregate, of $20 million as a "Specified Transaction" and (iii) the election of United States dollars as the Termination Currency) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

General Terms:

        Trade Date:                 July 29, 2005

        Warrants:                   Equity call warrants, each giving the holder
                                    the right to purchase one Share at the
                                    Strike Price, subject to the Settlement
                                    Terms set forth below. For the purposes of the Equity Definitions, each reference to a Warrant shall be deemed to be a reference to a Call Option.

        Warrant Style:              American

        Buyer:                      JPMorgan

        Seller:                     Company

        Shares:                     The common stock of Company, par value USD
                                    0.01 per Share (Exchange symbol "CAO")

        Number of Warrants:         4,764,375

        Daily Number of Warrants:   For any day, the Number of Warrants on such
                                    day, divided by the remaining number of
                                    Expiration Dates (including such day) and rounded up to the nearest number to account for any fractional Daily Number of Warrants.

        Warrant Entitlement:        One Share per Warrant, subject to
                                    adjustments hereunder

        Multiple Exercise:          Applicable

        Minimum Number of Warrants: 1

        Maximum Number of Warrants: 4,764,375

        Strike Price:               USD 26.40

        Premium:                    USD 15,850,000

        Premium Payment Date:       July 29, 2005

        Exchange:                   The New York Stock Exchange

        Related Exchange(s):        The principal exchange(s) for options
                                    contracts or futures contracts, if any, with respect to the Shares

Exercise and Valuation:

         Expiration Time:           The Valuation Time

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

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         Expiration Dates:          Each Exchange Business Day in the period
                                    beginning on and including the First
                                    Expiration Date and ending on and including the 60th Exchange Business Day following the First Expiration Date shall be an "Expiration Date" for a number of Warrants equal to the Daily Number of Warrants.

          First Expiration Date:    July 2, 2010, subject to Market Disruption
                                    Event below.

          Automatic Exercise:       Applicable; and means that a number of
                                    Warrants for each Expiration Date equal to the Daily Number of Warrants (as adjusted pursuant to the terms hereof) for such Expiration Date will be deemed to be automatically exercised. For the avoidance of doubt, Automatic Exercise shall apply separately to each Expiration Date.

          Market Disruption Event:  Modified Postponement (as if each Expiration
                                    Date were an "Averaging Date" for the
                                    purposes of Section 4.4(d)(iii)(A) of the Equity Definitions and for the purposes of the definition of "Valid Date"; provided that references in Section 4.4(d)(iii)(A) to "fifth Exchange Business Day" shall be replaced by "eighth Exchange Business Day").

Valuation applicable to each Warrant:

         Valuation Time:            At the close of trading of the regular
                                    trading session on the Exchange; provided that if the principal trading session is extended, the Calculation Agent shall determine the Valuation Time in its reasonable discretion.

        Valuation Date:             Each Exercise Date.

 Settlement Terms applicable to the Transaction:

        Method of Settlement:       Net Share Settlement; and means that,
                                    without any cash payments by either party, on each Settlement Date, the Company shall deliver to JPMorgan the Share Delivery
                                    Quantity of Shares for such Settlement Date to the account specified hereto free of payment through the Clearance System.

        Share Delivery Quantity:    For any Settlement Date, a number of Shares,
                                    as determined by the Calculation Agent,
                                    equal to the Net Share Settlement Amount for such Settlement Date divided by the Settlement Price on the Valuation Date in respect of such Settlement Date, plus cash in lieu of any fractional shares (based on such Settlement Price) on such Settlement
                                    Date; provided that in no event shall the Company be obligated to deliver on such Settlement Date a number of Shares, as determined by the Calculation Agent, greater than the Maximum Delivery Threshold as of such date.

        Maximum Delivery Threshold: Subject to adjustments contemplated herein and, for the avoidance of doubt, taking into account any Shares deliverable by the

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

                                    Company as a result of issuance of
                                    additional Exchangeable Notes (as defined below) as contemplated by Section 9(b), for any date, a number of Shares equal to (i) two million Shares, plus (ii) a number of Shares repurchased, acquired or otherwise received by the Company or any of its subsidiaries after the Trade Date and on or prior to such date (whether or not in exchange for cash, fair value or any other consideration), plus (iii) a number of authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to such Settlement Date become no longer so reserved, plus (iv) the number of Shares additionally authorized and unissued by the Company and not reserved for other transactions prior to such date, minus (v) the aggregate Share Delivery Quantities for all Settlement Dates occurring prior to such date (after giving effect to the proviso set forth under "Share Delivery Quantity" above), minus (vi) the aggregate Deficit Delivery Shares (as defined below) delivered by the Company prior to such date. For the avoidance of doubt, the Maximum Delivery Threshold shall only apply on any Settlement Date if it is less than the Share Delivery Quantity on such date (without giving effect to the proviso under "Share Delivery Quantity" above).

        Net Share Settlement
        Amount: For any Settlement Date, an amount equal to the product of (i) the Number of Warrants being exercised on the relevant Exercise Date, (ii) the Strike Price Differential for such Settlement Date and (iii) the Warrant Entitlement.

        Strike Price Differential:  (a) If the Settlement Price for any
                                    Valuation Date is greater than the Strike
                                    Price, an amount equal to the excess of such Settlement Price over the Strike Price; or

                                    (b) If such Settlement Price is less than or equal to the Strike Price, zero.

        Settlement Price:           For any Valuation Date, the closing sale
                                    price per Share quoted by the Exchange (or, if no closing sale price is so quoted, the last reported sale price) as of the Valuation Time on the Valuation Date.

        Settlement Date:            For any Exercise Date, the date defined as
                                    such in Section 6.2 of the Equity
                                    Definitions, subject to Section 9(p)(i)
                                    hereof.


        Failure to Deliver:         Inapplicable

        Continuing Delivery
        Obligations:                The Calculation Agent shall calculate an
                                    amount, for any date, equal to (i) the
                                    aggregate sum of Share Delivery Quantities
                                    (without giving effect to the proviso set forth in "Share Delivery Quantity" above) for all Settlement Dates occurring prior to such date, minus (ii) the number of Shares actually delivered by the Company on any Settlement Date (after application of the proviso set forth in "Share Delivery
                                    Quantity" above) occurring prior to such date, minus (iii) any Deficit Delivery
                                    Shares (as defined below) actually delivered by

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY
                                    the Company prior to such date pursuant to this "Continuing Delivery Obligation", which such amount (the "SHARE DEFICIT QUANTITY") shall never be less than zero. If on any date, the Share Deficit Quantity is greater than zero and the Maximum Delivery Threshold on such date is greater than zero, then Company shall promptly (and in no event later than the earlier of (A) the date one Exchange Business Day following such date or
                                    (B) the date 60 Business Days following the First Expiration Date hereunder) deliver a number of Shares to JPMorgan (the "DEFICIT DELIVERY SHARES") equal to the lesser of the Share Deficit Quantity as of such date and the Maximum Delivery Threshold as of such date, and the Calculation Agent shall reduce the Share Deficit Quantity by the number of Deficit Delivery Shares as set forth in the previous sentence.

        Failure to Deliver:         Inapplicable

        Other Applicable
        Provisions:                 The provisions of Sections 6.6, 6.7, 6.8,
                                    6.9 and 6.10 of the Equity Definitions will be applicable, except that all references in such provisions to "Physically-Settled" shall be read as references to "Net Share
                                    Settled". "Net Share Settled" in relation to any Warrant means that Net Share Settlement is applicable to that Warrant.

3. Additional Terms applicable to the Transaction:

    Adjustments applicable to the Warrants:

     Method of Adjustment:          Calculation Agent Adjustment. For avoidance
                                    of doubt, in making any adjustments under the Equity Definitions, the Calculation
                                    Agent may adjust the Daily Number of
                                    Warrants, the Warrant Entitlement and the Maximum Delivery Threshold. Notwithstanding the foregoing, any cash dividends or distributions, whether or not extraordinary, shall be governed by Section 9(k) of this Confirmation and not by Section 9.1(c) of the Equity Definitions.

Extraordinary Events applicable to the Transaction:

         Consequence of Merger Events

         (a) Share-for-Share:       Alternative Obligation; provided that the
                                    Calculation Agent will determine if the
                                    Merger Event affects the theoretical value of the Transaction and if so JPMorgan in its reasonable discretion may elect to make adjustments to the Strike Price and any other term necessary to reflect the characteristics (including volatility, dividend practice, borrow cost, policy and liquidity) of the New Shares.
                                    Notwithstanding the foregoing, Cancellation and Payment shall apply in the event the New
                                    Shares are not publicly traded on a United
                                    States national securities exchange or
                                    quoted on the NASDAQ National Market.

         (b) Share-for-Other:       Cancellation and Payment

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

         (c) Share-for-Combined:                Cancellation and Payment

         Nationalization or Insolvency:         Cancellation and Payment

4.  Calculation Agent:                          JPMorgan. Whenever the
                                                Calculation Agent is required to
                                                act or to exercise judgment in
                                                any way with respect to this
                                                Transaction, it will do so in
                                                good faith and in a commercially
                                                reasonable manner.

5.  Account Details:

           (a)       Account for payments to Company:

                     JPMorgan Chase Bank
                     ABA:  021000021
                     Acct:  CSK Auto Corporation
                     Acct No.:  304250066

                     Account for delivery of Shares to Company:

                     DTC: (CUSIP 125965-10-3 in DWAC system)

           (b)       Account for payments to JPMorgan:

                     JPMorgan Chase Bank, N.A., New York
                     ABA:  021 000 021
                     Favour: JPMorgan Chase Bank N.A., - London
                     A/C:  0010962009
                     CHASUS33

                     Account for delivery of Shares from JPMorgan:

                     DTC 060

6. Offices:

The Office of Company for the Transaction is: Inapplicable, Company is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

                     JPMorgan Chase Bank, N.A.
                     London Branch
                     P.O. Box 161
                     60 Victoria Embankment
                     London EC4Y 0JP
                     England


7. Notices: For purposes of this Confirmation:

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

         (a)      Address for notices or communications to Company:

                  CSK Auto Corporation
                  645 E. Missouri Ave., Suite 400
                  Phoenix, Arizona 85012
                  Attention: Treasurer
                  Telephone No.:      602-631-7224
                  Facsimile No.:       602-234-1062

                  Address for notices or communications to JPMorgan:

                  JPMorgan Chase Bank, N.A.
                  277 Park Avenue, 11th Floor
                  New York, NY  10172
                  Attention:  Kevin J. Moran
                  EDG Corporate Marketing
                  Telephone No:  (212) 622-6707
                  Facsimile No:   (212) 622-8534

8.  Representations and Warranties of the Company

The representations and warranties of the Company set forth in Section 4 of the Purchase Agreement (the "PURCHASE AGREEMENT") dated as of July 25, 2005 relating to 3 3/8% Senior Exchangeable Notes of the Company due 2025 (the "EXCHANGEABLE NOTES") among the Company, the Subsidiary, certain other subsidiaries of the Company and J.P. Morgan Securities Inc. as representative of the Initial Purchasers party thereto are true and correct and are hereby deemed to be repeated to JPMorgan as of the date hereof as if set forth herein. The Company hereby further represents and warrants to JPMorgan as of the date hereof that:

         (a) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations in respect of this Transaction; such execution, delivery and performance have been duly authorized by all necessary corporate action on the Company's part; and this Confirmation has been duly and validly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

         (b) Neither the execution and delivery of this Confirmation nor the incurrence or performance of obligations of the Company hereunder will conflict with or result in a breach of (i) the certificate of incorporation or by-laws (or any equivalent documents) of the Company, or (ii) any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or (iii) any agreement or instrument to which the Company or any of its Significant Subsidiaries (within the meaning of Regulation S-X promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT")) is a party or by which the Company or any of its Significant Subsidiaries is bound or to which the Company or any of its Significant Subsidiaries is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument, except, in the cases of clauses (ii) and (iii), for such conflicts, breaches, defaults and liens that would not reasonably be expected to have a material adverse effect on the financial

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole.

         (c) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required on the part of the Company in connection with the execution, delivery or performance by the Company of this Confirmation, except such as have been obtained or made and such as may be required under the Securities Act or state securities or Blue Sky laws.

         (d) The maximum number of Shares of the Company issuable pursuant to the terms of this Confirmation upon exercise of the Warrants by the net share settlement method (the "WARRANT SHARES") (which, subject to adjustments in accordance with the terms of the Equity Definitions and Section 3 of this Confirmation as a result of events or circumstances occurring after the date hereof, does not exceed the Number of Warrants) have been (to the extent of the Maximum Delivery Threshold as of the date hereof) and will be (to the extent of any such Shares in excess of the Maximum Delivery Threshold as of the date hereof) reserved for issuance by all required corporate action of the Company. The Warrant Shares have been or will be duly authorized and, when delivered against payment therefor (which may include Net Share Settlement in lieu of cash) and otherwise as contemplated by the terms of the Warrant following the exercise of the Warrant in accordance with the terms and conditions of the Warrant, will be validly issued, fully-paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any pre-emptive or similar rights.

         (e) The Company is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

                  The Company is a corporation, partnership, proprietorship, organization, trust or other entity and:

                  (A)      the Company has total assets in excess of USD
                           10,000,000;

                  (B) the obligations of Company hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through
                           (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or 1a(12)(C) of
                           the CEA; or

                  (C) the Company has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Company's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Company in the conduct of Company's business.

         (f) The Company and each of its affiliates is not, on the date hereof, in possession of any material non-public information with respect to Company.

9.       Other Provisions:

         (a) Opinions. The Company shall deliver an opinion of counsel, dated as of the Trade Date, to JPMorgan with respect to the matters set forth in Sections 8(a) through (d) of this Confirmation, with modifications and qualifications as agreed by the parties.

         (b) Amendment. If the Initial Purchasers party to the Purchase Agreement exercise their right to receive additional Exchangeable Notes pursuant to the Initial Purchasers' option to purchase

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY additional Exchangeable Notes, then, at the discretion of the Company, JPMorgan and the Company will either enter into a new confirmation or amend this Confirmation to provide for such increase in Exchangeable Notes (but on pricing terms acceptable to JPMorgan and the Company) (such additional confirmation or amendment to this Confirmation to provide for the payment by JPMorgan to the Company of the additional premium related thereto).

         (c) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party or parties nor any of its or their agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party or parties for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and not upon any view expressed by the other party or parties or any of its or their agents; and
                  (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

         (d) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the final Valuation Date or any final delivery date for Deficit Delivery Shares, if any, the Shares cease to be listed or quoted on the Exchange for any reason (other than a Merger Event as a result of which all of the property underlying the Options consists of shares of common stock that are listed or quoted on The New York Stock Exchange, The American Stock Exchange or the NASDAQ National Market (or their respective successors) (the "SUCCESSOR EXCHANGE")) and are not immediately re-listed or quoted as of the date of such de-listing on the Successor Exchange (a "SHARE DE-LISTING"), then Cancellation and Payment (as defined in Section 9.6 of the Equity Definitions treating the "ANNOUNCEMENT DATE" as the date of first public announcement that the Share De-Listing will occur and the "MERGER DATE" as the date of the Share De-Listing) shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to any of the others in connection with the cancellation of this Transaction; provided that, for the avoidance of doubt, settlement of such payment obligation shall be subject to clause (o) hereof. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder. In addition, the Calculation Agent shall make any adjustments it reasonably deems necessary to the terms of the Transaction to reflect the effect of such re-listing (including, without limitation, the liquidity and volatility of the Shares upon re-listing) in accordance with Calculation Agent Adjustment method as defined under Section 9.1(c) of the Equity Definitions.

         (e) Repurchases. The Company shall, three Business Days prior to any day on which it intends to effect any repurchase of Shares, give JPMorgan a written notice of such intended repurchase (a "REPURCHASE NOTICE") if following such repurchase, the Warrants Equity Percentage as determined on such day is greater by 0.25% than the Warrants Equity Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Options Equity Percentage as of the date hereof). The "WARRANTS EQUITY PERCENTAGE" as of any day is the fraction (A) the numerator of which is the product of the Number of Warrants and the Warrant Entitlement and (B) the denominator of which is the number of Shares outstanding on such day. Company agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "INDEMNIFIED PERSON") from and against any and all losses (including losses relating to JPMorgan's hedging activities as a consequence of becoming, or of

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person actually may become subject to, a result of Company's failure to comply with the first sentence of this paragraph, and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Company in writing, and the Company, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Company may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Company agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Company shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (c) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then Company under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (c) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The indemnity and contribution agreements contained in this paragraph (c) shall remain operative and in full force and effect regardless of the termination of this Transaction.

         (f) Regulation M. Neither the Company nor any of its subsidiaries was on the Trade Date or is on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of any securities of Company, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. The Company shall not, until the fifth Exchange Business Day immediately following the Trade Date, engage in any such distribution.

         (g) No Manipulation. The Company is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

         (h) Board Authorization. Company represents that it is entering into the Transaction, solely for the purposes stated in the board resolution authorizing this Transaction and in its public disclosure. Company further represents that there is no internal policy, whether written or oral, of Company that would prohibit Company from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

         (i) Transfer or Assignment. Company may not transfer any of its rights or obligations under this Transaction without the prior written consent of JPMorgan. JPMorgan may transfer or assign all

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY or any portion of its rights or obligations under this Transaction without consent of the Company. If JPMorgan, in its sole discretion, determines that its "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% or more of the Company's outstanding Shares and, in its sole discretion, JPMorgan is unable after its commercially reasonable efforts to effect a transfer or assignment on pricing terms and in a time period reasonably acceptable to JPMorgan that would reduce its "beneficial ownership" to 7.5%, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "TERMINATED PORTION") of this Transaction, such that the its "beneficial ownership" following such partial termination will be equal to or less than 8%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Warrants equal to the Terminated Portion, (ii) the Company shall be the sole Affected Party with respect to such partial termination and
                  (iii) such Transaction shall be the only Terminated Transaction. For the avoidance of doubt, if JPMorgan assigns or terminates any Warrants hereunder, each Daily Number of Warrants not previously settled as set forth in Annex A hereto shall be reduced proportionally, as calculated by the Calculation Agent.

                  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from Company, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Company to the extent of any such performance.

         (j) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

         (k) Dividends. If at any time during the period from and including the Trade Date, to but excluding the Expiration Date, an ex-dividend date for a cash dividend occurs with respect to the Shares (an "EX-DIVIDEND DATE"), and that dividend is greater than the Regular Dividend on a per Share basis then the Calculation Agent will adjust the Strike Price to preserve the fair value of the Warrant to JPMorgan after taking into account such dividend. "REGULAR DIVIDEND" shall mean USD 0.00 per Share per quarter.

         (l) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

         (m)      Additional Provisions.

                  (i) The first paragraph of Section 9.1(c) of the Equity Definitions is hereby amended to read as follows: (c) `If "Calculation Agent Adjustment" is specified as the method of adjustment in the Confirmation of a Share Option Transaction, then following the declaration by the Issuer of the terms of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or Warrants and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:' and the sentence immediately preceding Section 9.1(c)(ii) is hereby amended by deleting the words "diluting or concentrative".

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

                  (ii) Section 9.1(e)(vi) of the Equity Definitions is hereby amended by deleting the words "other similar" between "any" and "event"; deleting the words "diluting or concentrative" and replacing them with "material"; and adding the following words at the end of the sentence "or Warrants".

                  (iii) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word "or" after the word "official" and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words in place thereof: " or (C) at JPMorgan's option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer."

         (n) No Collateral or Setoff. Notwithstanding any provision of the Agreement or any other agreement between the parties to the contrary, the obligations of the Company hereunder are not secured by any collateral. Obligations under this Transaction shall not be set off by the Company against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise. Any provision in the Agreement with respect to the satisfaction of the Company's obligations to the extent of JPMorgan's obligations to the Company in the same currency and in the same Transaction (including, without limitation Section 2(c) thereof) shall not apply to the Company and, for the avoidance of doubt, the Company shall fully satisfy such obligations notwithstanding any obligation to the Company by JPMorgan in the same currency and in the same Transaction. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in such
                  Section 6(e) with respect to (a) this Transaction and (b) all other Transactions, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement.

         (o) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, in respect of this Transaction, an amount is payable by the Company to JPMorgan,
                  (i) pursuant to Section 9.7 of the Equity Definitions (except in the event of a Nationalization or Insolvency or a Merger Event, in each case, in which the consideration to be paid to holders of Shares consists solely of cash) or (ii) pursuant to
                  Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Company is the Defaulting Party or a Termination Event in which Company is the Affected Party, other than an Event of Default of the type described in
                  Section 5(a)(iii), (v), (vi), (vii) or (viii) of the Agreement or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement in each case that resulted from an event or events outside Company's control) (a "PAYMENT OBLIGATION"), Company may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) and shall give irrevocable telephonic notice to JPMorgan, confirmed in writing within one Currency Business Day, no later than 12:00 p.m. New York local time on the Merger Date, the date of the occurrence of the Nationalization or Insolvency, or Early Termination Date, as applicable; provided that if the Company does not validly elect to satisfy its Payment Obligation by the Share Termination Alternative, JPMorgan shall have the right to require the Company to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty's election to the contrary. Notwithstanding the foregoing, Company's or JPMorgan's right to elect satisfaction of a Payment Obligation in the Share Termination Alternative as set forth in this clause shall only apply to Transactions under this Confirmation and, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated with respect to (a) Transactions hereunder and (b) all other Transactions under the Agreement, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement, subject to, in the case of clause (a), Company's Share Termination Alternative right hereunder.

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

        Share Termination Alternative:          Applicable and means that
                                                Company shall deliver to
                                                JPMorgan the Share Termination
                                                Delivery Property on the date
                                                (the "SHARE TERMINATION DELIVERY
                                                DATE") when the Payment
                                                Obligation would otherwise be
                                                due, subject to paragraph (p)(i)
                                                below, in satisfaction, subject
                                                to paragraph (p)(ii) below, of
                                                the Payment Obligation in the
                                                manner reasonably requested by
                                                JPMorgan free of payment.

        Share Termination Delivery Property:    A number of Share Termination
                                                Delivery Units, as calculated by
                                                the Calculation Agent, equal to
                                                the Payment Obligation divided
                                                by the Share Termination Unit
                                                Price. The Calculation Agent
                                                shall adjust the Share
                                                Termination Delivery Property by
                                                replacing any fractional portion
                                                of a security therein with an
                                                amount of cash equal to the
                                                value of such fractional
                                                security based on the values
                                                used to calculate the Share
                                                Termination Unit Price.

        Share Termination Unit Price:           The value to JPMorgan of
                                                property contained in one Share
                                                Termination Delivery Unit on the
                                                date such Share Termination
                                                Delivery Units are to be
                                                delivered as Share Termination
                                                Delivery Property, as determined
                                                by the Calculation Agent in its
                                                reasonable discretion by
                                                commercially reasonable means
                                                and notified by the Calculation
                                                Agent to Company at the time of
                                                notification of the Payment
                                                Obligation. In the case of a
                                                Private Placement of Share
                                                Termination Delivery Units that
                                                are Restricted Shares (as
                                                defined below) as set forth in
                                                paragraph (p)(i) below, the
                                                Share Termination Unit Price
                                                shall be determined by the
                                                discounted price applicable to
                                                such Share Termination Delivery
                                                Units. In the case of a
                                                Registered Settlement of Share
                                                Termination Delivery Units that
                                                are Restricted Shares (as
                                                defined below) as set forth in
                                                paragraph (p)(ii) below, the
                                                Share Termination Unit Price
                                                shall be the Settlement Price on
                                                the Merger Date, the date of the
                                                occurrence of the
                                                Nationalization or Insolvency,
                                                or Early Termination Date, as
                                                applicable.

        Share Termination Delivery Unit:        In the case of a Termination
                                                Event or Event of Default, one
                                                Share or, in the case of
                                                Nationalization or Insolvency or
                                                a Merger Event, a unit
                                                consisting of the number or
                                                amount of each type of property
                                                received by a holder of one
                                                Share (without consideration of
                                                any requirement to pay cash or
                                                other consideration in lieu of
                                                fractional amounts of any
                                                securities) in such
                                                Nationalization or Insolvency or
                                                such Merger Event. If such
                                                Merger Event involves a choice
                                                of consideration to be received
                                                by holders,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY
                                                such holder shall be deemed to
                                                have elected to receive the
                                                maximum possible amount of cash.

        Failure to Deliver:                     Inapplicable

        Other applicable provisions:            If this Transaction is to be
                                                Share Termination Settled, the
                                                provisions of Sections 6.6, 6.7,
                                                6.8, 6.9 and 6.10 (as modified
                                                above) of the Equity Definitions
                                                will be applicable, except that
                                                all references in such
                                                provisions to
                                                "Physically-Settled" shall be
                                                read as references to "Share
                                                Termination Settled" and all
                                                references to "Shares" shall be
                                                read as references to "Share
                                                Termination Delivery Units".
                                                "Share Termination Settled" in
                                                relation to this Transaction
                                                means that Share Termination
                                                Settlement is applicable to this
                                                Transaction.

         Maximum Delivery Threshold and
         Continuing Delivery Obligations:       Notwithstanding the foregoing,
                                                the Company shall not be
                                                obligated on any Share
                                                Termination Delivery Date to
                                                deliver Share Termination
                                                Delivery Property in excess of
                                                the Maximum Delivery Threshold
                                                as of such date, with
                                                adjustments by the Calculation
                                                Agent to the Maximum Delivery
                                                Threshold to reflect the nature
                                                and amount of the Share
                                                Termination Delivery Units and
                                                any other variable relating to
                                                the exercise, delivery and
                                                settlement of this Transaction.
                                                In addition, to the extent the
                                                Company has not delivered any
                                                Share Termination Delivery
                                                Property as a result of the
                                                preceding sentence, the Company
                                                shall be obligated to deliver
                                                any such deficit as set forth
                                                under Continuing Delivery
                                                Obligations with appropriate
                                                adjustments by the Calculation
                                                Agent to such provision to
                                                reflect the nature and amount of
                                                the Share Termination Delivery
                                                Units and any other variable
                                                relating to the exercise,
                                                delivery and settlement of this
                                                Transaction.

         (p) Registration or Private Placement Procedures. If, in the reasonable opinion of JPMorgan, following any delivery of Shares or Share Termination Delivery Property to JPMorgan hereunder, such Shares or Share Termination Delivery Property would be in the hands of JPMorgan subject to any applicable restrictions with respect to any registration or qualification requirement or prospectus delivery requirement for such Shares or Share Termination Delivery Property pursuant to any applicable federal or state securities law (including, without limitation, any such requirement arising under Section 5 of the Securities Act as a result of such Shares or Share Termination Delivery Property being "restricted securities", as such term is defined in Rule 144 under the Securities Act, or as a result of the sale of such Shares or Share Termination Delivery Property being subject to paragraph (c) of Rule 145 under the Securities Act) (such Shares or Share Termination Delivery Property, "RESTRICTED SHARES"), then delivery of such Restricted Shares shall be effected pursuant to either clause
                  (i) or (ii) below at the election of Company,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY unless waived by JPMorgan. Notwithstanding the foregoing, solely in respect of any Daily Number of Warrants exercised or deemed exercised on any Expiration Date, the Company shall elect, prior to the first Settlement Date for the first Expiration Date, a Private Placement Settlement or Registered Settlement for all deliveries of Restricted Shares for all such Expiration Dates or any delivery date for Deficit Delivery Shares, which election shall be applicable to all Settlement Dates or any delivery date for Deficit Delivery Shares, if applicable, for such Daily Number of Warrants and the procedures in clause (i) or clause (ii) below shall apply for all such delivered Restricted Shares on an aggregate basis commencing after the final Settlement Date or any delivery date for Deficit Delivery Shares, if applicable, for such Daily Number of Warrants. The Calculation Agent shall make reasonable adjustments to settlement terms and provisions under this Confirmation to reflect a single Private Placement or Registered Settlement for such aggregate Restricted Shares delivered hereunder.

                  (i) If the Company elects to settle the Transaction pursuant to this clause (i) (a "PRIVATE PLACEMENT SETTLEMENT"), then delivery of Restricted Shares by the Company shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to JPMorgan; provided that the Company may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to
                           Section 4(2) of the Securities Act for the sale by the Company to JPMorgan (or any affiliate designated by JPMorgan) of the Restricted Shares or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Restricted Shares by JPMorgan (or any such affiliate of JPMorgan). The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to JPMorgan, due diligence rights (for JPMorgan or any designated buyer of the Restricted Shares by JPMorgan), opinions and certificates, and such other documentation as is customary for private placement agreements. In the case of a Private Placement Settlement, JPMorgan shall determine the appropriate discount to the Share Termination Unit Price (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (o) above) or any Settlement Price (in the case of settlement of Shares pursuant to Section 2 above) applicable to such Restricted Shares in a commercially reasonable manner and appropriately adjust the amount of such Restricted Shares to be delivered to JPMorgan hereunder; provided that in no event such number shall be greater than the Maximum Delivery Threshold as of the date of required delivery. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Exchange Business Day following notice by JPMorgan to the Company, of such applicable discount and the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Share Termination Delivery Date (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (o) above) or on the Settlement Date for such Restricted Shares (in the case of settlement of Shares pursuant to Section 2 above).

                           In the event of a Private Placement, the Net Share Settlement Amount or the Payment Obligation, respectively, shall be deemed to be the Net Share Settlement Amount or the Payment Obligation, respectively, plus an additional amount (determined from time to time by the Calculation Agent in its commercially reasonable judgment) attributable to interest that would be earned on such Net Share Settlement Amount or the Payment Obligation, respectively, (increased on a daily basis to reflect the accrual of such interest and reduced from time to time by the amount of net proceeds received by JPMorgan as provided herein) at a rate equal to the open Federal Funds Rate plus the Spread for the period from, and including, such Settlement Date or the date on which the Payment

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

                           Obligation is due, respectively, to, but excluding, the related date on which all the Restricted Shares have been sold and calculated on an Actual/360 basis. The foregoing provision shall be without prejudice to JPMorgan's rights under the Agreement (including, without limitation, Sections 5 and 6 thereof).

                           As used in this Section 9(p)(i), "SPREAD" means, with respect to any Net Share Settlement Amount or Payment Obligation, respectively, the credit spread over the applicable overnight rate that would be imposed if JPMorgan were to extend credit to Company in an amount equal to such Net Share Settlement Amount, all as determined by the Calculation Agent using its commercially reasonable judgment as of the related Settlement Date or the date on which the Payment Obligation is due, respectively. Commercial reasonableness shall take into consideration all factors deemed relevant by the Calculation Agent, which are expected to include, among other things, the credit quality of the Company (and any relevant affiliates) in the then-prevailing market and the credit spread of similar companies in the relevant industry and other companies having a substantially similar credit quality.

                  (ii) If the Company elects to settle the Transaction pursuant to this clause (ii) (a "REGISTRATION SETTLEMENT"), then the Company shall promptly (but in any event no later than the beginning of the Resale Period) file and use its reasonable best efforts to make effective under the Securities Act a registration statement or supplement or amend an outstanding registration statement in form and substance reasonably satisfactory to JPMorgan, to cover the resale of such Restricted Shares in accordance with customary resale registration procedures, including covenants, conditions, representations, underwriting discounts (if applicable), commissions (if applicable), indemnities due diligence rights, opinions and certificates, and such other documentation as is customary for equity resale underwriting agreements, all reasonably acceptable to JPMorgan. If JPMorgan, in its sole reasonable discretion, is not satisfied with such procedures and documentation Private Placement Settlement shall apply. If JPMorgan is satisfied with such procedures and documentation, it shall sell the Restricted Shares pursuant to such registration statement during a period (the "RESALE PERIOD") commencing on the Exchange Business Day following delivery of such Restricted Shares (which, for the avoidance of doubt, shall be (x) any Settlement Date in the case of an exercise of Warrants prior to the first Expiration Date pursuant to Section 2 above,
                           (y) the Share Termination Delivery Date in case of settlement of Share Termination Delivery Units pursuant to Section (o) above or (z) the Settlement Date or any delivery date for Deficit Delivery Shares, if any, in respect of the final Expiration Date for all Daily Number of Warrants) and ending on the earliest of (i) the Exchange Business Day on which JPMorgan completes the sale of all Restricted Shares or, in the case of settlement of Share Termination Delivery Units, a sufficient number of Restricted Shares so that the realized net proceeds of such sales exceed the Payment Obligation (as defined above), (ii) the date upon which all Restricted Shares have been sold or transferred pursuant to Rule 144 (or similar provisions then in force) or Rule 145(d)(1) or (2) (or any similar provision then in force) under the Securities Act and
                           (iii) the date upon which all Restricted Shares may be sold or transferred by a non-affiliate pursuant to Rule 144(k) (or any similar provision then in force) or Rule 145(d)(3) (or any similar provision then in force) under the Securities Act. If the Payment Obligation exceeds the realized net proceeds from such resale, Company shall transfer to JPMorgan by the open of the regular trading session on the Exchange on the Exchange Trading Day immediately following the last day of the Resale Period the amount of such excess (the "ADDITIONAL AMOUNT") in cash or in a number of Shares ("MAKE-WHOLE SHARES") in an amount that,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY
                           based on the Settlement Price on the last day of the Resale Period (as if such day was the "Valuation Date" for purposes of computing such Settlement Price), has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares. If Company elects to pay the Additional Amount in Shares, the requirements and provisions for Registration Settlement shall apply. This provision shall be applied successively until the Additional Amount is equal to zero. In no event shall the Company deliver a number of Restricted Shares greater than the Maximum Delivery Threshold.

                  (iii) Without limiting the generality of the foregoing, Company agrees that any Restricted Shares delivered to JPMorgan, as purchaser of such Restricted Shares,
                           (i) may be transferred by and among JPMorgan Chase Bank and its affiliates and Company shall effect such transfer without any further action by JPMorgan and
                           (ii) after the minimum "holding period" within the meaning of Rule 144(d) under the Securities Act has elapsed after any Settlement Date for such Restricted Shares, Company shall promptly remove, or cause the transfer agent for such Restricted Shares to remove, any legends referring to any such restrictions or requirements from such Restricted Shares upon delivery by JPMorgan (or such affiliate of JPMorgan) to Company or such transfer agent of seller's and broker's representation letters customarily delivered by JPMorgan in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by JPMorgan (or such affiliate of JPMorgan).

                  If the Private Placement Settlement or the Registration Settlement shall not be effected as set forth in clauses (i) or (ii), as applicable, then failure to effect such Private Placement Settlement or such Registration Settlement shall constitute an Event of Default with respect to which Company shall be the Defaulting Party.

         (q) Limit on Beneficial Ownership. Notwithstanding any other provisions hereof, JPMorgan may not exercise any Warrant hereunder, and Automatic Exercise shall not apply with respect thereto, to the extent (but only to the extent) that such receipt would result in JPMorgan directly or indirectly beneficially owning (as such term is defined for purposes of Section 13(d) of the Exchange Act) at any time in excess of 9.0% of the outstanding Shares. Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that such delivery would result in JPMorgan directly or indirectly so beneficially owning in excess of 9.0% of the outstanding Shares. If any delivery owed to JPMorgan hereunder is not made, in whole or in part, as a result of this provision, the Company's obligation to make such delivery shall not be extinguished and the Company shall make such delivery as promptly as practicable after, but in no event later than one Business Day after, JPMorgan gives notice to the Company that such delivery would not result in JPMorgan directly or indirectly so beneficially owning in excess of 9.0% of the outstanding Shares.

         (r) Share Deliveries. The Company acknowledges and agrees that, to the extent the holder of this Warrant is not then an affiliate of the Company and has not been an affiliate of the Company for 90 days (it being understood that JPMorgan will not be considered an affiliate of the Company under this Section 9(r) solely by reason of its receipt of Shares pursuant to this Transaction), and otherwise satisfies all holding period and other requirements of Rule 144 of the Securities Act applicable to it, any delivery of Shares or Share Termination Property hereunder at any time after 2 years from the Trade Date shall be eligible for resale under Rule 144(k) of the Securities Act and the Company agrees to promptly remove, or cause the transfer agent for such Shares or Share Termination Property, to remove, any legends referring to any restrictions on resale under the

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

                  Securities Act from the Shares or Share Termination Property. The Company further agrees, for any delivery of Shares or Share Termination Property hereunder at any time after 1 year from the Trade Date but within 2 years of the Trade Date, to the to the extent the holder of this Warrant then satisfies the holding period and other requirements of Rule 144 of the Securities Act, to promptly remove, or cause the transfer agent for such Restricted Share to remove, any legends referring to any such restrictions or requirements from such Restricted Shares. Such Restricted Shares will be de-legended upon delivery by JPMorgan (or such affiliate of JPMorgan) to the Company or such transfer agent of customary seller's and broker's representation letters in connection with resales of restricted securities pursuant to Rule 144 of the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by JPMorgan (or such affiliate of JPMorgan). The Company further agrees that any delivery of Shares or Share Termination Delivery Property prior to the date that is 1 year from the Trade Date, may be transferred by and among JPMorgan and its affiliates and the Company shall effect such transfer without any further action by JPMorgan. Notwithstanding anything to the contrary herein, the Company agrees that any delivery of Shares or Share Termination Delivery Property shall be effected by book-entry transfer through the facilities of DTC, or any successor depositary, if at the time of delivery, such class of Shares or class of Share Termination Delivery Property is in book-entry form at DTC or such successor depositary. Notwithstanding anything to the contrary herein, to the extent the provisions of Rule 144 of the Securities Act or any successor rule are amended, or the applicable interpretation thereof by the Securities and Exchange Commission or any court change after the Trade Date, the agreements of the Company herein shall be deemed modified to the extent necessary, in the opinion of outside counsel of the Company, to comply with Rule 144 of the Securities Act, including Rule 144(k) as in effect at the time of delivery of the relevant Shares or Share Termination Property.

         (s) Hedging Disruption Event. The occurrence of a Hedging Disruption Event will constitute an Additional Termination Event under the Agreement permitting JPMorgan to terminate the Transaction, with the Counterparty as the sole Affected Party and the Transaction as the sole Affected Transaction.

                  "HEDGING DISRUPTION EVENT" means with respect to JPMorgan, as determined in its reasonable discretion, the inability or impracticality, due to market illiquidity, illegality, lack of hedging transactions or credit worthy market participants or other similar events, to establish, re-establish or maintain any transactions necessary or advisable to hedge, directly or indirectly, the equity price risk of entering into and performing under the Transaction on terms including costs reasonable to JPMorgan or an affiliate in its reasonable discretion, including the event that at any time JPMorgan reasonably concludes that it or any of its affiliates are unable to establish, re-establish or maintain a full hedge of its position in respect of the Transaction through share borrowing arrangements on terms including costs deemed reasonable to JPMorgan in its reasonable discretion. For the avoidance of doubt, the parties hereto agree that if (i) JPMorgan reasonably determines that it is unable to borrow Shares to hedge its exposure with respect to the Transaction at a stock loan rebate rate equal to or in excess of zero; or
                  (ii) the prevailing stock loan rebate rate for the Shares, as determined by the Calculation Agent, is less than zero, an Additional Termination Event under the Agreement shall occur with the Company as the sole Affected Party and the Transaction as the sole Affected Transaction.

         (t) Governing Law. New York law (without reference to choice of law doctrine).

         (u) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

         (v) Tax Disclosure. Company acknowledges and understands that, in connection with certain disclosure and list maintenance regulations promulgated by the Internal Revenue Service (the "IRS"), JPMorgan will retain documents related to this Transaction and other information. The relevant regulations cover many transactions, including certain transactions that create book-tax differences. Upon request from the IRS, JPMorgan expects to provide such documents and information to the IRS. In addition, Company shall consult with its tax advisors with respect to any disclosure obligations that Company may have.

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

                                                                (JP MORGAN LOGO)

           Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519.

                                  Very truly yours,

                                    J.P. MORGAN SECURITIES INC., AS AGENT FOR
                                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                        /s/ Sudheer Tegulapalle
                                    By: _________________________
                                    Authorized Signatory
                                    Name:  Sudheer Tegulapalle
                                    Title: Vice President


           Accepted and confirmed
           as of the Trade Date:

           CSK AUTO CORPORATION

               /s/ Martin Fraser
           By:____________________________
           Authorized Signatory
           Name:  Martin Fraser
           Title: President and Chief Operating Officer


                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
ORGANISED UNDER THE LAWS OF THE UNITED STATES AS A NATIONAL BANKING ASSOCIATION.
             MAIN OFFICE 1111 POLARIS PARKWAY, COLUMBUS, OHIO 43271
    REGISTERED AS A BRANCH IN ENGLAND & WALES BRANCH NO. BR000746. REGISTERED
                 BRANCH OFFICE 125 LONDON WALL, LONDON EC2Y 5AJ
          AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY